Exhibit (n)(ii)

SCHEDULE A

Amended as of March 28, 2024

to

PERPETUAL AMERICAS FUNDS TRUST

Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3

Dated as of February 1, 2024

Funds and Classes subject to this Plan

Barrow Hanley Concentrated Emerging Markets ESG Opportunities Fund	Advisor Class Investor Class Institutional Class Class Z

Barrow Hanley Credit Opportunities Fund	Advisor Class Investor Class Institutional Class Class Z

Barrow Hanley Emerging Markets Value Fund	Advisor Class Investor Class Institutional Class Class Z

Barrow Hanley Floating Rate Fund	Advisor Class Investor Class Institutional Class Class Z

Barrow Hanley International Value Fund	Advisor Class Investor Class Institutional Class Class Z

Barrow Hanley Total Return Bond Fund	Advisor Class Investor Class Institutional Class Class Z

Barrow Hanley US Value Opportunities Fund	Advisor Class Investor Class Institutional Class Class Z Class

JOHCM Emerging Markets Discovery Fund	Advisor Class Investor Class Institutional Class Class Z

A-1

JOHCM Emerging Markets Opportunities Fund	Advisor Class Investor Class Institutional Class Class Z

JOHCM Global Select Fund	Advisor Class Investor Class Institutional Class Class Z

JOHCM International Opportunities Fund	Advisor Class Investor Class Institutional Class Class Z

JOHCM International Select Fund	Investor Class Institutional Class Class Z

Regnan Global Equity Impact Solutions	Advisor Class Investor Class Institutional Class Class Z

Regnan Sustainable Water and Waste Fund	Advisor Class Investor Class Institutional Class Class Z

Trillium ESG Global Equity Fund	Advisor Class Investor Class Institutional Class Class Z

Trillium ESG Small/Mid Cap Fund	Advisor Class Investor Class Institutional Class Class Z

TSW Core Plus Bond Fund	Advisor Class Investor Class Institutional Class Class Z

TSW Emerging Markets Fund	Advisor Class Investor Class Institutional Class Class Z

TSW High Yield Bond Fund	Advisor Class Investor Class Institutional Class Class Z

TSW Large Cap Value Fund	Advisor Class Investor Class Institutional Class Class Z

A-2